Exhibit 32.2

LUMOS NETWORKS CORP.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Lumos Networks Corp. (the “Company”) on Form 10-Q for the three months ended March 31, 2016 (the “Report”), I, Johan G. Broekhuysen,  Executive Vice President, Chief Financial Officer and Chief Accounting Officer of the Company, do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Johan G. Broekhuysen
Johan G. Broekhuysen
Executive Vice President, Chief Financial Officer and Chief Accounting Officer

May 5, 2016